PAYROLL AND SOCIAL SECURITY TAXES PAYABLE (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Current
Provision for vacation, bonus and others	$ 170,010	$ 148,874
Social security tax	41,763	37,716
Salaries	7,774	15,592
Cash-settled scheme	1,709	1,343
Directors fees	120	187
Other	467	107
TOTAL	221,843	203,819
Non current
Provision for vacation, bonus and others	3,192	2,776
Cash-settled scheme	1,947	1,540
TOTAL	$ 5,139	$ 4,316